SECTION 1350 CERTIFICATION (CEO)

                                                                    Exhibit 32.1

                         CHINA AUTOMOTIVE SYSTEMS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Automotive Systems, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hanlin Chen, Chief Executive Officer, Chairman and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2005

                                      /s/ Hanlin Chen
                                      -------------------------------------
                                      Hanlin Chen
                                      Chief Executive Officer, Chairman and
                                      President

                                                                              44